UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2009 (July 27, 2009)

MEDIALINK WORLDWIDE INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	0-21989	52-1481284
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

708 THIRD AVENUE, NEW YORK, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 682-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As previously disclosed, on June 30, 2009, Medialink Worldwide Incorporated (the “Company”) entered into Payoff, Amendment and Settlement Agreements (the “Payoff Agreements”) with Iroquois Master Fund, Ltd., Rockmore Investment Master Fund Ltd., Portside Growth and Opportunity Fund, and Smithfield Fiduciary LLC (collectively, the “Former Debenture Holders”) under which the Company paid $1,590,000 to fully satisfy its outstanding variable rate convertible debentures with a face value of $2,650,000.  Subsequent to signing the Payoff Agreements and receipt of payment thereunder, the Former Debenture Holders gave the Company written notice that they intended to file a complaint seeking to block the transactions contemplated by the Agreement and Plan of Merger dated as of July 1, 2009 (the “Merger Agreement”) by and between the Company and The NewsMarket, Inc. (“The NewsMarket”) and TNM Group Incorporated (“Merger Sub”).  Such claims were denied in their entirety by the Company.

On July 27, 2009, the Company entered into an Agreement and General Release (the “Release”) with the Former Debenture Holders.  Under the terms of the Release, the Company paid $515,000 to the Former Debenture Holders and provided a general release from any claims the Company may have, including any counter claims, in exchange for a general release of any and all claims by the Former Debenture Holders related to, among other things, the Payoff Agreements and the transactions contemplated by the Merger Agreement.  In addition, the Company paid $10,000 in the aggregate to repurchase from the Former Debenture Holders outstanding warrants to purchase 536,729 shares of the Company’s common stock.

Item 8.01  Other Events

In connection with entering into the Release with the Former Debenture Holders, on July 27, 2009, the Company entered into a Consent and Waiver with The NewsMarket and Merger Sub (the “Consent”).  Under the terms of the Consent, The NewsMarket and Merger Sub consented to the actions taken by the Company in connection with the Release and acknowledged that such actions taken by the Company shall not be deemed to be violations of the Merger Agreement.

Both the Company and The NewsMarket continue to pursue the transactions contemplated by the Merger Agreement.  The Company will be filing the preliminary proxy statement related to the merger with the Securities and Exchange Commission shortly.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of business acquired

Not applicable

(b) Pro forma financial information

Not applicable

(c) Shell company transactions

Not applicable

(d) Exhibits

2.1  Consent and Waiver made as of July 27, 2009, by and among Medialink Worldwide Incorporated, The NewsMarket, Inc., and TNM Group Incorporated.

4.7  Agreement and General Release entered into as of July 27, 2009, by and between Medialink Worldwide Incorporated and Iroquois Master Fund, Ltd., Rockmore Investment Master Fund Ltd., Portside Growth and Opportunity Fund, and Smithfield Fiduciary LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medialink Worldwide Incorporated
Registrant

Date: July 27, 2009	By:	/s/ Kenneth Torosian
Kenneth Torosian
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Consent and Waiver made as of July 27, 2009, by and among Medialink Worldwide Incorporated, The NewsMarket, Inc., and TNM Group Incorporated.
4.7
Agreement and General Release entered into as of July 27, 2009, by and between Medialink Worldwide Incorporated and Iroquois Master Fund, Ltd., Rockmore Investment Master Fund Ltd., Portside Growth and Opportunity Fund, and Smithfield Fiduciary LLC.